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                                                                    EXHIBIT 99.2

                       NOTICE OF GUARANTEED DELIVERY FOR

                            NTL COMMUNICATIONS CORP.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of NTL Communications Corp. (the "Company") made pursuant to a
prospectus dated                , 2000 (the "Prospectus"), if certificates for
Old Notes of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Company prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to The Chase Manhattan Bank (the "Exchange Agent") as set forth below. Capitalized terms not defined herein are defined in the Prospectus.

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                                        The Exchange Agent is:
                                              In New York
                                                                       By Facsimile:
      By Mail, By Hand and Overnight Courier:                         (212) 638-7380
                                                                      (212) 638-7381
             The Chase Manhattan Bank
         Corporate Trust-Securities Window                         Confirm by Telephone:
             Room 234, North Building
                  55 Water Street                             Carlos Esteves: (212) 638-0828
             New York, New York 10041                                 (212) 638-0454
                                               In London
      By Mail, By Hand and Overnight Courier:
             The Chase Manhattan Bank                                  By Facsimile:
             Attn: Operations Manager                                 44 171 777 5410
                   Trinity Tower
               9 Thomas More Street                                Confirm by Telephone:
                   London E1 9YT                            Operations Manager: 44 171 777 5414
                                             In Luxembourg
                                                                       By Facsimile:
      By Mail, By Hand and Overnight Courier:                        (352) 46 26 85380
       Chase Manhattan Bank Luxembourg S.A.                        Confirm by Telephone:
                   5 Rue Plaetis
                L-2338, Luxembourg                         Operations Manager: (352) 46 26 85236
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     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR
TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE,
WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus, the undersigned hereby tenders to the Company the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedure described in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

Principal Amount at Maturity of Old Notes
Tendered:*

E
---------------------------------------------------

Certificates Nos. (if available):

------------------------------------------------------

Total Principal Amount at Maturity
Represented by Old Notes Certificate(s):

E
----------------------------------------------------

If Old Notes will be delivered by book-entry transfer to The Euroclear System, Cedelbank or The Depository Trust Company, provide account number.
Account Number
-----------------------------------

* Must be in denominations of principal amount at maturity of E1,000 and any integral multiple thereof. See Instruction 1 in the Letter of Transmittal.

[ ]  CHECK HERE IF 9 1/4% OLD NOTES ARE BEING TENDERED

[ ]  CHECK HERE IF 9 7/8% OLD NOTES ARE BEING TENDERED

[ ]  CHECK HERE IF 11 1/2% OLD NOTES ARE BEING TENDERED

    ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

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                                PLEASE SIGN HERE

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                             X                                  ------------------------------
------------------------------------------------------------
                                                                ------------------------------
                             X                                  DATE
------------------------------------------------------------
      SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY
Telephone Number (including area code):
-----------------------------------------------------------------------------------------------
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     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old
Notes as their name(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery.
If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------

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Capacity:
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Address(es):
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         -----------------------------------------------------------------------

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                                   GUARANTEE

     The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at either The Euroclear System, Cedelbank or The Depository Trust Company pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures," together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or Agent's Message in lieu thereof) and any other documents required by the Letter of Transmittal in respect of the Old Notes, will be received by the Exchange Agent at the address set forth above, no later than five New York Stock Exchange trading days after the date of execution hereof.

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---------------------------------------------------       ---------------------------------------------------
Name of Firm                                                             Authorized Signature
---------------------------------------------------       ---------------------------------------------------
Address                                                                          Title
---------------------------------------------------        Name: -------------------------------------------
Zip Code                                                                (Please Type or Print)
Area Code and Tel. No. ------------------------           Dated: -------------------------------------------
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   NOTE: DO NOT SEND CERTIFICATES FOR OLD NOTES WITH THIS FORM. CERTIFICATES
   FOR OLD NOTES SHOULD ONLY BE SENT WITH YOUR LETTER OF TRANSMITTAL.

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